EXHIBIT 10.2

CORE-MARK HOLDING COMPANY, INC.

2004 DIRECTORS EQUITY INCENTIVE PLAN

1. Purpose.

This plan shall be known as the 2004 Directors Equity Incentive Plan (the “Plan”). The purpose of the Plan shall be to promote the long-term growth and profitability of Core-Mark Holding Company, Inc., a Delaware corporation (the “Company”), and its Subsidiaries by (i) providing Non-Employee Directors of the Company with grants of non-qualified stock options as incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available Non-Employee Directors.

2. Definitions.

(a) “Board of Directors” and “Board” mean the board of directors of the Company.

(b) “Business Combination” means a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”)

(c) “Cause,” unless otherwise provided in any Grant Agreement, means the occurrence of one or more of the following events:

(i) Conviction of, or agreement to a plea of nolo contendere to, a felony; or

(ii) Willful misconduct or gross negligence that has caused demonstrable and serious injury to the Company or a Subsidiary, monetary or otherwise; or

(iii) Willful insubordination or failure to follow a reasonable, lawful directive of the Board or the Participant’s direct or indirect supervisor made in good faith; or

(iv) Breach of duty of loyalty to the Company or a Subsidiary or other act of fraud or dishonesty with respect to the Company or a Subsidiary; or

(v) Material violation of the Company’s written code of conduct; or

(vi) Any willful breach of any written policy or any confidential or proprietary information, non-compete or non-solicitation covenant for the benefit of the Company, its subsidiaries or any of its affiliates that has caused demonstrable and serious injury to the Company.

(d) “Change in Control” means the occurrence after the Commencement Date of one of the following events:

(i) Any “person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company’s then outstanding securities; or

(ii) The Incumbent Directors cease for any reason, including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board; provided that, any person who becomes a director of the Company subsequent to the Commencement Date shall be considered an Incumbent Director if such person’s election or nomination for election was approved by a vote of at least two-thirds (2/3) of the Incumbent Directors then in office; but provided further that, any such person whose initial assumption of office on the Board is in connection with an actual or threatened election contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a “person” (as defined in Sections 13(d) and 14(d) of the Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not become an Incumbent Director; or

(iii) The consummation of any Business Combination, in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a company which, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the Company; or

(iv) The stockholders of the Company approve any plan or proposal for the complete liquidation or dissolution of the Company; or

(v) The stockholders of the Company approve the sale or other disposition of all or substantially all of the assets of the Company and such transaction is consummated; or

(vi) The stockholders of the Company approve a going private transaction which will result in the Shares no longer being publicly traded and such transaction is consummated.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Commencement Date” means the effective date of the plan of reorganization of the Company.

(g) “Common Stock” means the Common Stock, par value $.01 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

(h) “Disability” means a disability that would entitle an eligible participant to payment of monthly disability payments under any Company disability plan or as otherwise determined by the Board.

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j) “Fair Market Value” of a share of Common Stock of the Company means, as of the date in question, and except as otherwise provided in any Grant Agreement, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange on which the Common Stock is then listed for trading (including for this purpose the Nasdaq National Market) for the applicable trading day or, if the Common Stock is not then listed or quoted on any such market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or applicable withholding taxes and to compute the withholding taxes.

(k) “Family Member” has the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto.

(l) “Grant Agreement” means the written agreement that each Participant to whom a Stock Option is granted under the Plan is required to enter into with the Company containing the terms and conditions of such grant as are determined by the Board and consistent with the Plan.

(m) “Incumbent Directors” means the persons who on the Commencement Date constitute the Board and any other persons who subsequently become “Incumbent Directors” pursuant to the terms of Section 2(e)(iii).

(n) “Non-Employee Director” has the meaning given to such term in Rule 16b-3 under the Exchange Act and any successor thereto.

(o) “Other Company Securities” mean securities of the Company other than Common Stock, which may include, without limitation, unbundled stock units or components thereof, debentures, preferred stock, warrants and securities convertible into or exchangeable for Common Stock or other property.

(p) “Shares” has the meaning given such term in Section 4.

(q) “Stock Options” has the meaning given such term in Section 4.

(r) “Subsidiary” means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Board, are owned directly or indirectly by the Company.

3. Administration.

The Plan shall be administered by the Board. Subject to the provisions of the Plan, the Board shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of grants made under the Plan to each Participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) determine the form and substance of the Grant Agreements reflecting the terms and conditions of each grant made under the Plan, (iv) certify that the conditions and restrictions applicable to any grant have been met, (v) modify the terms of grants made under the Plan, (vi) interpret the Plan and Grant Agreements entered into under the Plan, (vii) determine the duration and purposes for leaves of absence which may be granted to a Participant on an individual basis without constituting a termination of employment or services for purposes of the Plan, (viii) make any adjustments necessary or desirable in connection with grants made under the Plan to eligible Participants located outside the United States, (ix) adopt, amend, or rescind rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Grant Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan complies with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law and make such other determinations for carrying out the Plan as it may deem appropriate, and (x) exercise such powers and perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan. Decisions of the Board on all matters relating to the Plan, any Stock Option granted under the Plan and any Grant Agreement shall be in the Board’s sole discretion and shall be conclusive and binding on the Company, all Participants and all other parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Board and no officer of the Company shall be liable for any action taken or omitted to be taken by such person, by any other member of the Board or by any officer of the Company in connection with the performance of duties under the Plan, except for such person’s own willful misconduct or as expressly provided by statute.

The expenses of the Plan shall be borne by the Company. The Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any award under the Plan, and rights to the payment of such awards shall be no greater than the rights of the Company’s general creditors.

4. Shares Available for the Plan.

Subject to adjustments as provided in Section 15, an aggregate of 30,000 shares of Common Stock (the “Shares”) may be issued upon the exercise of stock options (the “Stock Options”) granted pursuant to the Plan. Such Shares may be in whole or in part authorized and unissued or held by the Company as treasury shares. If any grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any shares in payment of the exercise price of the grant or the taxes payable with respect to the exercise, then such unpurchased, forfeited, tendered or withheld Shares shall thereafter be available for further grants under the Plan.

Without limiting the generality of the foregoing provisions of this Section 4 or the generality of the provisions of Sections 3, 6 or 11 or any other section of this Plan, the Board may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Board may, in its sole discretion, determine, enter into Grant Agreements (or take other actions with respect to the options) for new options containing terms (including exercise prices) more (or less) favorable than the outstanding options.

5. Participation.

Participation in the Plan shall be limited to those Non-Employee Directors of the Company selected by the Board (the “Participants”). Nothing in the Plan or in any Grant Agreement shall confer any right on a Participant to continue as a director of the Company or shall interfere in any way with the right of the Board, if applicable, to reduce the compensation or responsibilities of a Participant at any time. By accepting any award under the Plan, each Participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

Stock Options may be granted to such Participants and for such number of Shares as the Board shall determine (such individuals to whom grants are made being sometimes herein called “optionees” or “grantees,” as the case may be). Determinations made by the Board under the Plan, with respect to Stock Options and otherwise, need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated. A grant of any type made hereunder in any one year to an eligible Participant shall neither guarantee nor preclude a further grant of that or any other type to such Participant in that year or subsequent years.

6. Stock Options.

The Board may from time to time grant to eligible Participants Stock Options to purchase up to 7,500 shares of Common Stock in the aggregate to each Participant. The Stock Options granted shall take such form as the Board shall determine, subject to the terms and conditions set forth in this Plan. In any one calendar year, the Board shall not grant to any one Participant Stock Options for a number of Shares in excess of 25% of the total number of Shares authorized under the Plan pursuant to Section 4. The Stock Options granted under the Plan shall be evidenced by a Grant Agreement and shall take such form as the Board shall determine, subject to the terms and conditions of the Plan. It is the Company’s intent that Stock Options granted under the Plan not be classified as incentive stock options under Section 422 of the Code and any successor thereto.

(a) Price. The price per Share deliverable upon the exercise of each option (“exercise price”) shall be established by the Board.

(b) Payment. Stock Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. Unless otherwise determined by the Board, payment shall be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options’ exercise, (iii) means of any cashless procedures approved by the Board and as may be in effect on the date of exercise or (iv) by any combination of the foregoing.

In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (ii) above, (A) only a whole number of share(s) of Common Stock (and not fractional shares of Common Stock) may be tendered in payment, (B) such grantee must present evidence acceptable to the Company that he or she has owned any such shares of Common Stock tendered in payment of the exercise price (and that such tendered shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (C) Common Stock must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (A) physical delivery of the certificate(s) for all such shares of Common Stock tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (B) direction to the grantee’s broker to transfer, by book entry, such shares of Common Stock from a brokerage account of the grantee to a brokerage account specified by the Company. When payment of the exercise price is made by delivery of Common Stock, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the shares of Common Stock tendered in payment (plus any applicable taxes) shall be paid in cash. No grantee may tender shares of Common Stock having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes).

In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (iii) above, (A) only a whole number of Share(s) (and not fractional Shares) may be withheld in payment and (B) such grantee must present evidence acceptable to the Company that he or she has owned a number of shares of Common Stock at least equal to the number of Shares to be withheld in payment of the exercise price (and that such owned shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise. When payment of the exercise price is made by withholding of Shares, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the Shares withheld in payment (plus any applicable taxes) shall be paid in cash. No grantee may authorize the withholding of Shares having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes). Any withheld Shares shall no longer be issuable under such option (except pursuant to any Reload Option (as defined below) with respect to any such withheld Shares).

(c) Terms of Options. The term during which each option may be exercised shall be determined by the Board, but if required by the Code and except as otherwise provided herein, no option shall be exercisable in whole or in part more than ten years from the date it is granted. All rights to purchase Shares pursuant to a Stock Option shall, unless sooner terminated, expire at the date designated by the Board. The Board shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Board. Prior to the exercise of an option and delivery of the Shares represented thereby, the optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding option (including any dividend or voting rights).

(d) Termination; Forfeiture.

(i) Death or Disability. Except as otherwise provided in any Grant Agreement, if a Participant ceases to be a director of the Company due to death or Disability, all of the Participant’s Stock Options that were exercisable on the date of such Participant’s death or Disability shall remain exercisable for a period of one year from the date of such death or Disability, but in no event after the expiration date of the Stock Options.

(ii) Discharge for Cause. If a Participant ceases to be a director of the Company due to Cause, all of the Participant’s Stock Options shall expire and be forfeited immediately upon such cessation, whether or not then exercisable.

(iii) Other Termination. Except as otherwise provided in any Grant Agreement, if a Participant ceases to be a director of the Company for any reason other than Death, Disability or Cause (which are covered by Sections 6(e)(i) and (ii) above), (A) all of the Participant’s Stock Options that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate and thereafter be forfeited at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of such Stock Options, and (B) all of the Participant’s Stock Options that were not fully vested and exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

(iv) Change in Control. Except as otherwise provided in any Grant Agreement and notwithstanding Section 6(e)(iii) above, if a Change in Control occurs, all of the Participants’ Stock Options shall become fully vested and exercisable upon such Change in Control. In addition, the Board shall have the authority to grant Stock Options that: (i) do not fully vest and become exercisable automatically upon a Change in Control, (ii) vest depending on whether or not the grantee is terminated after or upon a Change in Control and (iii) provide for accelerated vesting after a Change in Control if certain conditions are met or certain events take place. The Board shall also have the authority to modify the definition of “Change in Control” for purposes of any Grant Agreement.

(v) Forfeiture. Except as otherwise provided in any Grant Agreement, if a Participant exercises any of his or her Stock Options and, within one year thereafter, is terminated from the Company or a Subsidiary for any of the reasons specified in the definition of “Cause” set forth in Section 2(d)(i), (ii), (iv) or (v) hereof (or as such clauses may be amended in any Grant Agreement), then the Participant may, in the discretion of the Board, be required to pay the Company the gain represented by the difference between the aggregate selling price of the Shares acquired upon the Options’ exercise (or, if the Shares were not then sold, their aggregate Fair Market Value on the date of exercise) and the aggregate exercise price of the Options exercised (the “Option Gain”), without regard to any subsequent increase or decrease in the Fair Market Value of the Common Stock. In addition, the Company may, in its discretion, deduct from any payment of any kind (including salary or bonus) otherwise due to any such Participant an amount equal to such Option Gain.

(e) Grant of Reload Option. The Board may provide (either at the time of grant or exercise of an option), in its discretion, for the grant to a grantee who exercises all or any portion of an option (“Exercised Options”) and who pays all or part of such exercise price with shares of Common Stock, of an additional option (a “Reload Option”) for a number of shares of Common Stock equal to the sum (the “Reload Number”) of the number of shares of Common Stock tendered or withheld in payment of such exercise price for the Exercised Options plus, if so provided by the Board, the number of shares of Common Stock, if any, tendered or withheld by the grantee or withheld by the Company in connection with the exercise of the Exercised Options to satisfy any federal, state or local tax withholding requirements. The terms of each Reload Option, including the date of its expiration and the terms and conditions of its exercisability and transferability, shall be the same as the terms of the Exercised Option to which it relates, except that (i) the grant date for each Reload Option shall be the date of exercise of the Exercised Option to which it relates and (ii) the exercise price for each Reload Option shall be the Fair Market Value of the Common Stock on the grant date of the Reload Option.

7. Withholding Taxes.

(a) Participant Election. Unless otherwise determined by the Board, a Participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of a Stock Option to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of a Stock Option. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a Participant elects to deliver or have the Company withhold shares of Common Stock pursuant to this Section 7(a), such delivery or withholding must be made subject to the conditions and pursuant to the procedures set forth in Section 6(b) with respect to the delivery or withholding of Common Stock in payment of the exercise price of options.

(b) Company Requirement. The Company may require, as a condition to any grant or exercise under the Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company, either pursuant to Section 7(a) or this Section 7(b), of federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares under the Plan.

8. Grant Agreement; Vesting.

Each Participant to whom a Stock Option is granted under the Plan shall enter into a Grant Agreement with the Company that shall contain such provisions, including, without limitation, vesting requirements, consistent with the provisions of the Plan, as may be approved by the Board. Unless the Board determines otherwise or as otherwise provided in Section 6 in connection with a Change in Control or certain occurrences of termination, no Stock Option under this Plan may be exercised, and no restrictions relating thereto may lapse, within six months of the date such Stock Option is made.

9. Transferability.

Unless otherwise provided in any Grant Agreement, no Stock Option granted under the Plan shall be transferable by a participant other than by will or the laws of descent and distribution or to a participant’s Family Member by gift or a qualified domestic relations order as defined by the Code. Unless the Board determines otherwise, a Stock Option may be exercised only by the optionee or grantee thereof; by his or her Family Member if such person has acquired the Stock Option, by gift or qualified domestic relations order; by the executor or administrator of the estate of any of the foregoing or any person to whom the Stock Option is transferred by will or the laws of descent and distribution; or by the guardian or legal representative of any of the foregoing. All provisions of this Plan shall in any event continue to apply to any Stock Option granted under the Plan and transferred as permitted by this Section 9, and any transferee of any such Stock Option shall be bound by all provisions of this Plan as and to the same extent as the applicable original grantee.

10. Listing, Registration and Qualification.

If the Board determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any Stock Option is necessary or desirable as a condition of, or in connection with, the granting of same or the delivery, issuance or purchase of Shares thereunder, no such Stock Option may be exercised in whole or in part and no Shares may be issued, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Board.

11. No Corporate Action Restriction; Adjustments.

The existence of the Plan, any Grant Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s or any subsidiary’s capital structure or business, (b) any merger, consolidation or change in the ownership of the Company or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s or any subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any subsidiary, (e) any sale or transfer of all or any part of the Company’s or any subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Company or any subsidiary.

In the event of any adjustment, recapitalization, reorganization or other change in the Company’s capital structure, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, distribution to stockholders of a material amount of assets of the Company (including in the form of an extraordinary dividend), or any other change in the corporate structure or shares of the Company, the Board shall make such equitable adjustments as it deems appropriate in the number and kind of Shares or other property available for issuance under the Plan (including, without limitation, the total number of Shares available for issuance under the Plan pursuant to Section 4 and the restriction on the total number of Stock Options that may be granted to any one Participant in any one calendar year under Section 6), in the number and kind of Stock Options or other property previously made under the Plan, and in the exercise price of outstanding Stock Options. Any such adjustment shall be final, conclusive and binding for all purposes of the Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company’s obligations regarding any Stock Options that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Board prior to such event, be assumed by the surviving or continuing corporation or canceled in exchange for property (including cash).

Without limitation of the foregoing, in connection with any transaction of the type specified by clause (iii) of the definition of a Change in Control in Section 2(e): (A) the Board may cancel those outstanding vested or unvested Options under the Plan which have a value in excess of their exercise price in consideration for payment to the holders thereof of an amount equal to the portion of the consideration, if any, that would have been payable to such holders pursuant to such transaction if such Stock Options had been fully exercised immediately prior to such transaction, less the aggregate exercise price of such Stock Options that would have been payable therefor, or (B) if the amount that would have been payable to the holder of a Stock Option if such Stock Option had been fully exercised immediately prior to such transaction would have been equal to or less than the exercise price of such Stock Option, the Board may cancel any or all such Stock Options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or such securities or other property in the Board’s discretion.

12. Amendment and Termination of the Plan.

The Board, without approval of the stockholders, may amend or terminate the Plan, except that no amendment shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required by applicable law or regulations, including if required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any successor thereto, under the provisions of Section 422 of the Code or any successor thereto, or by any listing requirement of the principal stock exchange on which the Common Stock is then listed.

13. Amendment or Substitution of Awards under the Plan.

The terms of any outstanding award under the Plan may be amended from time to time by the Board in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any award and/or payments thereunder or of the date of lapse of restrictions on Shares); provided that, except as otherwise provided in Section 15, no such amendment shall adversely affect in a material manner any right of a participant under the award without his or her written consent. The Board may, in its discretion, permit holders of awards under the Plan to surrender outstanding awards in order to exercise or realize rights under other awards, or in exchange for the grant of new awards, or require holders of awards to surrender outstanding awards as a condition precedent to the grant of new awards under the Plan.

14. Commencement Date; Termination Date.

The date of commencement of the Plan shall be the Commencement Date. Unless previously terminated upon the adoption of a resolution of the Board terminating the Plan, the Plan shall terminate at the close of business ten years after the Commencement Date. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any grant of options or other incentives theretofore granted under the Plan.

15. Severability. Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

16. Governing Law. The Plan shall be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

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